Exhibit 10.5

THE CORPORATEPLAN
FOR RETIREMENTSM

(PROFIT SHARING/401(K) PLAN)

A FIDELITY PROTOTYPE PLAN

Non-Standardized Adoption Agreement No. 001

For use With

Fidelity Basic Plan Document No. 02

Plan Number: 47851
The CORPORATEplan for RetirementSM	Non-Std PS Plan
12/05/2001
© 2001 FMR Corp.
All rights reserved.

ADOPTION AGREEMENT

ARTICLE 1

NON-STANDARDIZED PROFIT SHARING/401(K) PLAN

1.01        PLAN INFORMATION

(a)           Name of Plan:

This is the Nektar Therapeutics 401(k) Plan (the “Plan”)

(b)           Type of Plan:

(1)           ☐            401(k) Only

(2)           ☒            401(k) and Profit Sharing

(3)           ☐            Profit Sharing Only

(c)           Administrator Name (if not the Employer):

Address:

Telephone Number:

The Administrator is the agent for service of legal process for the Plan.

(d)           Plan Year End (month/day):             12/31

(e)           Three Digit Plan Number:                001

(f)            Limitation Year (check one):

(1)           ☐            Calendar Year

(2)           ☒            Plan Year

(3)           ☐            Other:

(g)           Plan Status (check appropriate box(es)):

(1)           ☐            New Plan Effective Date:

(2)           ☒            Amendment Effective Date:               08/01/2003

This is (check one):

AMENDMENT EXECUTION PAGE

This page is to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to this execution page.

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Page	Effective Date
Vesting Addendum	Page 36	08/01/2003

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this 17th day of July, 2003.

Employer:	Nektar Therapeutics	Employer:	Nektar Therapeutics

By:	/s/ John D. Wilson	By:	/s/ Carolyn Heran

Title:	Director, Compensation and Benefits	Title:	Director of Human Resourses

Accepted by:

Fidelity Management Trust Company, as Trustee

By:	/s/ Joan M. Berning	Date:	8/1/03

Title:	Joan M. Berning Authorized Signatory

ADDENDUM

Re: VESTING SCHEDULE

for

Plan Name:           Nektar Therapeutics 401(k) Plan

(a)           More Favorable Vesting Schedule

(1)           The following vesting schedule applies to the class of Participants described in (a)(2) below:

3 Year Graded schedule 0-1 Year 0%, 1-2 33%, 2-3 66%, 3-4 100%.

(2)           The vesting schedule specified in (a)(1) above applies to the following class of Participants:

Participants who were Active on or after 03/01/2003 with the Shearwater Polymer, Inc. Merger will receive the vesting in (a) 1 for all Prior Match

(b)           ☒            Additional Vesting Schedule

(1)           The following vesting schedule applies to the class of Participants described in (b)(2) below:

6 year Graded 0-1 0%, 1-2 0%, 2-3 20%, 3-4 40%, 4-5 60%, 5-6 80%, 6-7 100%.

(2)           The vesting schedule specified in (b)(1) above applies to the following class of Participants:

Participants who were terminated before 03/01/2003 with the Shearwater Polymer, Inc. Merger will receive the vesting in (b) (1) above for all Prior Match.

Nektar Therapeutics 401(k) Plan

The CORPORATEplan for RetirementSM
Service Agreement

V4.9 (01/2003)	CPR Service Agreement 7/17/03
© 2002 Fidelity Management & Research Company

EXECUTION PAGE (FIDELITY’S COPY)

This Agreement shall be effective upon execution by both parties. By executing this Agreement, the parties agree to terms and conditions contained in the Agreement and the following attached Appendices:

Service Agreement	Original Effective Date	Revision Date(s)
Articles I and II	11/01/2000
Appendix A - Investment Schedule and Services	11/01/2000
Appendix B - Enrollment and Education Services	11/01/2000	08/01/2003
Appendix C - Contribution Processing Services	11/01/2000
Appendix D - Loan and Withdrawal Services	11/01/2000
Appendix E - Compliance Services	11/01/2000
Appendix F - Miscellaneous Additional Services	11/01/2000

In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers.

Employer:	Employer:

/s/ John D. Wilson
(Signature)	(Signature)

John D. Wilson
(Print Name)	(Print Name)

Director, Compensation and Benefits
(Title)	(Title)

July 17, 2003
(Date)	(Date)

Note:      Only one authorized signature is required to execute this Agreement unless the Employer’s corporate policy mandates two authorized signatures.

Fidelity Management Trust Company:

/s/ Linda A. Scherer
(Signature)

Linda A. Scherer
(Print Name)	Authorized Signatory

(Title)

07/28/2003
(Date)

1

APPENDIX B - ENROLLMENT AND EDUCATION SERVICES

Fidelity shall provide Enrollment and Education Services as outlined in this Appendix B.  Consultation with a Fidelity Education Consultant is available to identify additional needs in the future.

1.     Initial Enrollment & Education Services

•      Enrollment kits for eligible employees

•      Enrollment posters

•      Information inserts

•      Interactive worksheets

Initial Enrollment and Education Services paid by:  Employer

2.     Ongoing Enrollment and Educational Services provided at no additional charge

•      Enrollment Kits for newly eligible Participants

•      Ongoing Educational Literature

•      Retirement Benefits Line

•      Stages Magazines

•      Stages Program for Retirees, Pre-retirees and Job Changers

•      NetBenefits Internet Service

•      Unless the Employer specifically directs Fidelity otherwise in writing, Plan Participants will be provided educational and informational materials about integrated Fidelity investment opportunities through the Fidelity Employee Investment Services program.

•      Participant Statements:

Fidelity will mail Participant statements directly to Participants’ homes except for individual Participants who have indicated through Automated Channels (Fidelity Automated Retirement Benefits Line, NetBenefitsSM World Wide Web Internet service, or any other service subsequently employed by Fidelity to facilitate electronic plan administration) that they desire to receive statements only through Automated channels.

Notwithstanding any of the above, a Participant will always have the ability to request a written statement at least as frequently as legally required.

•      Unless the Plan Administrator directs otherwise in writing, Fidelity will process address changes for Plan participants who have separated from service with the Employer, as indicated by the appropriate system status code, as requested by those participants through Fidelity’s Automated Channels. The Employer is responsible for updating the status codes, applicable dates, and other appropriate information for participants via PSW, or other agreed upon transmission.  Fidelity agrees to send a confirmation statement listing the participants’ previous and current addresses to both such addresses for Plan participants changing address through Fidelity’s Automated Channels. The Employer agrees that a participant changing address through Fidelity’s Automated Channels will not be able to request a withdrawal or distribution from his or her Plan account for a period of 15 calendar days after an address change is processed.  The Employer understands that Fidelity will not send the employer any record of each such change made through Fidelity’s Automated Channels, but that the Employer may request a report from PSW showing the most recent address of every participant.

•      In the event that Fidelity, or any of its affiliates, provides tools or services that estimate the initial

3

eligible entry date for Employees based on Plan design and assumed achievement of some Plan eligibility variables, Fidelity does not represent, warrant, guarantee or certify that such estimates are accurate. The Employer agrees that Fidelity has no responsibility for any such estimates.

•      Fidelity may from time to time produce communication materials and forms that the Employer may use regarding the Plan.  The Employer acknowledges that it is solely responsible for any such communication materials and/or forms, or modification thereof, ultimately distributed or otherwise used in connection with the Plan.

3.     Enrollment and Educational Services available for additional charge

•      Additional Employee Education Meetings

•      Additional Enrollment Kits for existing Participants

•      Meeting Leader Workshop with customized plan video

•      Automated Enrollments

•      Ongoing Automated Enrollments and Deferral Changes

Annual fee per Plan:                                                                                                                                    Fee Waived

                                                                                                                                             Fee Paid By:

Annual fee per Participant:                                                                                                                         Fee Waived

                                                                                                                                             Fee Paid By:

Fidelity shall provide Automated Enrollments in accordance with and subject to the terms and conditions of this Section:

a.     The Employer shall provide Fidelity with the following Participant data in an acceptable format prior to the date Employees become eligible to participate in the Plan:  name, address, social security number, date of birth, date of hire, date of participation, date of termination, and employment status code.  Failure to provide timely, complete, and accurate data shall delay Participants’ ability to make investment elections and pre-tax and after-tax (if applicable) contribution elections.

b.     The Employer shall be responsible for mailing enrollment packets to Participants, including a worksheet for Automated Enrollment.

c.     Participants shall be eligible to communicate their initial investment elections and pre-tax and after-tax (if applicable) contribution elections by the Fidelity Automated Retirement Benefits Line or Net BenefitsSM (or any other service subsequently employed by Fidelity to facilitate electronic plan administration, hereafter NetBenefits) virtually 24 hours a day.  Participants shall direct the investment of their future contributions. Investment elections shall not apply to employees making rollover contributions as they must complete a Rollover Contribution Form to indicate their investment elections.

d.     Participants who fail to use the Fidelity Automated Retirement Benefits Line or NetBenefits to establish their investment elections shall have their future contributions invested in the default investment option identified in Article II, Section 5 of this Service Agreement, unless designated otherwise pursuant to Article II, Section 4 of this Service Agreement. Participants shall have the opportunity to change the investment direction of their future contributions, and their pre-tax and after tax (if applicable) contribution

4